EXHIBIT 4.20

[Specimen Stock Certificate]

	INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA		COMMON STOCK PAR VALUE $.01

NUMBER		[image]		SHARES

	THIS CERTIFICATE IS TRANSFERABLE IN MINNEAPOLIS, MINNESOTA, NEW YORK, NEW YORK OR ALLENTOWN, PENNSYLVANIA		CUSIP 69351T 10 6 SEE REVERSE FOR CERTAIN DEFINITIONS

PPL CORPORATION

THIS IS TO CERTIFY THAT

PPL

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

PPL Corporation (hereinafter referred to as the “Company”) transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as restated and amended, of the Company (a copy of which is on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its authorized officers.

	Dated COUNTERSIGNED AND REGISTERED: PPL ELECTRIC UTILITIES CORPORATION ALLENTOWN, PA. TRANSFER AGENT AND REGISTRAR			[seal]

BY

	AUTHORIZED SIGNATURE	SECRETARY	CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

PPL CORPORATION

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHARE OWNER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, TERMS, RELATIVE RIGHTS, PRIVILEGES, LIMITATIONS, PREFERENCES AND VOTING POWERS AND THE PROHIBITIONS, RESTRICTIONS AND QUALIFICATIONS OF THE VOTING AND OTHER RIGHTS AND POWERS OF THE SHARES OF EACH CLASS OF STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE AND OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF EACH CLASS OF STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE IN SERIES INSOFAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants in		Act
		common		(State)

Additional abbreviations may also be used though not in the above list.

For value received,              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OR ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                               Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,

X

X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15